SUBLEASE
                                    --------


THIS  SUBLEASE  (this "Sublease") is dated for reference purposes as of February
                                                                        --------
1,  1999,  and  is  made  by  and  between Summit Microelectronics, a California
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corporation  ("Sublandlord"),  and  Photoloft, Inc., a _____________ corporation
("Subtenant").  Sublandlord  and  Subtenant  hereby  agree  as  follows:

     1.     RECITALS:  This Sublease is made with reference to the fact that The
            --------
Manufacturers Life Insurance Company, as Landlord ("Master Landlord"), and Sublandlord, as tenant, are parties to that certain Lease dated _____, (the "Lease"), with respect to those certain premises described therein (the "Master Premises"), in that certain building (the "Building") located at 300 Orchard City Drive, Campbell, California. A copy of the Master Lease is attached hereto as Exhibit A. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Master Lease.

     2.     SUBLEASED  PREMISES:  Subject  to  the  terms and conditions of this
            -------------------
Sublease, Sublandlord hereby subleases to Subtenant, and Subtenant, and Subtenant hereby subleases from Sublandlord, a portion of the Master Premises deemed to be approximately 1288 rentable square feet as more particularly
                               ----
described  on  Exhibit  B  attached  hereto and incorporated herein by reference
               ----------
(hereinafter,  the  "Subleased  Premises").

     3.     TERM:
            ----

          A.     TERM.  The  term (The "Term") of this Sublease shall be for the
                 ----
period  commencing  on  the  later  of  1 Feb, 99  or  the  date by which Master
                                        ---------
Landlord consents to this Sublease (the "Commencement Date") and ending  1 Sept,
                                                                         -------
99,  unless  this  Sublease  is  sooner  terminated pursuant to its terms or the
--
Master Lease is sooner terminated pursuant to its terms (the "Expiration Date").

          B.     OPTION TO EXTEND.  Subtenant shall have no options or rights to
                 ----------------
extend  the  Term  of  this  Sublease  or  expand  the  Subleased  Premises.

     4.     RENT:
            ----

          A.     BASE  RENT.  Commencing on the Commencement Date and continuing
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each  month  throughout  the  Term  of  this  Sublease,  Subtenant  shall pay to
Sublandlord as base rent for the Subleased Premises equal monthly installments of $2,770.20 ("Base Rent"). Base Rent and Additional Rent, as defined in
    ---------
Paragraph 4.B below, (collectively, hereinafter "Rent") shall be paid in advance
    -
on or before the first (1st) day of each month. Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublandlord at ___________, Attention: _______________, or such other address as may be designated in writing by Sublandlord.

          B.     ADDITIONAL  RENT.  All  monies other than Base Rent required to
                 ----------------
be paid by Subtenant under this Sublease, including, without limitation, __________ payable by Subtenant under the Master Lease, and all amounts payable by Sublandlord to the master Landlord with respect to or reasonably allocable to the Subleased Premises shall be deemed additional rent ("Additional Rent").

          C.     PREPAYMENT  OF  RENT.  Upon  execution  hereof  by  Subtenant,
                 --------------------
Subtenant shall pay to Sublandlord the sum of _________ ($________), which shall constitute Base Rent for the first (1st) month of the Term.

     5.     SECURITY  DEPOSIT:  Upon  execution  hereof  by Subtenant, Subtenant
            -----------------
shall  deposit  with  Sublandlord the sum of five thousand Dollars and no/100ths
                                             -------------             ---------
($5,000.00) (the "Security Deposit"), in cash, as security for the performance by Subtenant of the terms and conditions of this Sublease. If Subtenant fails to pay Rent or other charges due under this Sublease or otherwise defaults with respect to any provision of this Sublease, then Sublandlord may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublandlord has become obligated to pay by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord has suffered thereby. If Sublandlord so uses or applies all or any portion of the Security Deposit, then Subtenant, within ten (10) days after demand by Sublandlord therefor, shall deposit cash with Sublandlord in the amount required to restore the Security Deposit to the full amount stated above. Sublandlord may commingle the Security Deposit with its own funds and Subtenant shall not be entitled to interest on the Security Deposit. Upon the expiration of this Sublease and Subtenant's vacation of the Subleased Premises, provided Subtenant is not in default under the terms of this Sublease, Sublandlord shall return to Subtenant so much of the Security Deposit as has not been applied to Sublandlord pursuant to this Paragraph, or which is not otherswise required to cure Subtenant's defaults.

     6.     HOLDOVER:  Subtenant  acknowledges  that the Termination Date of the
            --------
Master Lease is __________ and that it is critical that Subtenant surrender the Subleased Premises on or before the Expiration Date in accordance with the terms of this Sublease. Accordingly, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, claims, liabilities and damages resulting from Subtenant's failure to surrender the Subleased Premises on the Expiration Date in the condition required under the terms of this Sublease (including, without limitation, any liability or damages sustained by Sublandlord as a result of a holdover of the Master Premises by Sublandlord occasioned by the holdover of the Subleased Premises by Subtenant). In addition, Subtenant shall pay Sublandlord holdover rent equal to two hundred percent (200%) of Base Rent plus any Additional Rent payable hereunder for any period from the Expiration Date through the date Subtenant surrenders the Premises in the condition required hereunder.

     7.     REPAIRS:  The  parties  acknowledge  and  agree  that  Subtenant  is
            -------
subleasing the Subleased Premises on an "AS IS" basis, and that Sublandlord has made no representations or warranties, express or implied, whatsoever, with respect to the Subleased Premises, including, without limitation, any representation or warranty as to the suitability of the Subleased Premises for Subtenant's intended use. Sublandlord shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990, as may be amended). In addition, Sublandlord shall have no obligation to perform any repairs or any other obligation of Master Landlord required to be performed by Master Landlord and Subtenant shall look solely to Master Landlord for performance of said obligations. Sublandlord shall, however, request performance of the same in writing from Master Landlord promptly after being requested to do so by Subtenant, and shall use Sublandlord'' reasonable efforts (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain Master Landlord's performance.

     8.     RIGHT  TO CURE DEFAULTS:  If Subtenant fails to pay any sum of money
            -----------------------
to Sublandlord, or fails to perform any other act on its part to be performed hereunder, then Sublandlord may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be deemed Additional Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate allowable under law (the "Interest Rate") from the date of the expenditure until repaid.

     9.     INDEMNITY:  Except  to  the extent caused by the gross negligence or
            ---------
willful misconduct of Sublandlord, its agents, employees or contractors, Subtenant shall indemnify, defend with counsel reasonably acceptable to Sublandlord, protect and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against any and all losses, claims, liabilities, judgements, causes of actions, damages, costs and expenses (including, without limitation, reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy, operation or condition of the Subleased Premises; (ii) the negligence or willful misconduct of Subtenant or its agents, employees, contractors or invitees; and (iii) a breach of subtenant's obligations under this Sublease or the provisions of the Master lease assumed by Subtenant hereunder. Subtenant's covenants under this Paragraph shall survive termination of this Sublease.

     10.     ASSIGNMENT  AND  SUBLETTING:  Subject  to  the  terms of the Master
             ---------------------------
Lease, incorporated herein, as modified by this Sublease, Subtenant may not assign any interest in this Sublease, sublet any of the Subleased Premises, transfer any interest of Subtenant therein or permit any use of the Subleased Premises by another party (collectively, "Transfer"), without prior written consent of Sublandlord and Master Landlord. Subtenant shall pay within five (5) days of demand therefor a sum equal to all of Sublandlord's costs, including, without limitation, reasonable attorneys' fees, incurred in connection with any Transfer (including, without limitation, any costs payable by Sublandlord to Master Landlord). A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and, at the option of Sublandlord, shall terminate this Sublease. Sublandlord's waiver or consent shall be void and, at the option of Sublandlord, shall terminate this Sublease. Sublandlord's waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Subtenant shall not be relieved from any of its obligations under this Sublease unless the consent expressly so provides.

     11.     USE:
             ---

          A. Subtenant may use the Subleased Premises for those purposes permitted in the Master Lease only and for no other purpose whatsoever.

          B. Subtenant shall not use, store, keep, handle, manufacture, transport, release, discharge, emit or dispose of any Hazardous Materials in, on, under, about, to or from the Subleased Premises. Subtenant shall indemnify, defend with counsel reasonably acceptable to Sublandlord and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, arising from or relating in any manner to the use, storage, handling, manufacture, transportation, release, discharge, emission or disposal of Hazardous materials on or about the Subleased Premises or Building during the Term of this Sublease by Subtenant or its agents, employees, contractors or invitees.

          C. Subtenant shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises; or
(ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Subtenant shall not store any materials, supplies, finished or unfinished products or Sections of any nature outside of the Subleased Premises. Subtenant shall comply with all reasonable rules and regulations promulgated from time to time by Sublandlord and master Landlord.


     12.     EFFECT  OF  CONVEVANCE:  As  used  in  this  Sublease,  the  term
             ----------------------
"Sublandlord" means the holder of the Tenant's interest under the Master Lease. In the event of any assignment or transfer of the Tenant's interest under the Master Lease, which assignment or transfer may occur at any time during the Term hereof obligations of Sublandlord hereunder, and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder. Sublandlord may transfer and deliver any security of Subtenant to the transferee of the Tenant's interest under the Master Lease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

     13.     DELIVERY  AND  ACCEPTANCE:  Sublandlord shall deliver the Subleased
             -------------------------
Premises in broom-clean condition. This Sublease shall not be void or voidable, nor shall Sublandlord be liable to Subtenant for any loss or damage, by reason of delays in the Commencement Date or delays in Sublandlord delivering the Subleased Premises to Subtenant for any reason whatsoever; provided, however, that Rent shall abate until Sublandlord delivers possession of the Subleased Premises to Subtenant. Subtenant has fully inspected the Subleased Premises and is satisfied with the condition thereof. By taking possession of the Subleased Premises, Subtenant conclusively shall be deemed to have accepted the Subleased Premises in its then-existing, "AS IS" condition, without any representation or warranty whatsoever from Sublandlord with respect thereto.

     14.     IMPROVEMENTS:  Subtenant  shall  not  make  any  alterations  or
             ------------
improvements to the Subleased Premises, except in accordance with the master Lease, and with the prior written consent of both master Landlord and Sublandlord.

     15.     RELEASE AND WAIVER OF SUBROGATION:  Notwithstanding anything to the
             ---------------------------------
contrary in this Sublease, Sublandlord and Subtenant hereby release each other from any damage to property or loss of any kind which is caused by or results from any risk that normally would be insured against under any property insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under the policy. Each party shall use its reasonable efforts to cause each property insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by the policy, and each party shall notify the other party if it is unable to obtain a waiver of subrogation. Sublandlord shall not be liable to Subtenant, nor shall Subtenant be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation, (i) failure or interruption of any utility system or service or (ii) failure of Master Landlord to maintain the Subleased Premises as may be required under the Master Lease. The obligations of Sublandlord shall not constitute the personal obligations of the officers, directors, trustees, partners, joint ventures, members, owners, stockholders or other principals or representatives of the business entity.

     16.     INSURANCE:  Subtenant  shall  obtain  and  keep  in  full force and
             ---------
effect, at Subtenant's sole cost and expense, during the Term the insurance required to be carried by the "Tenant" under the master Lease. Subtenant shall include Sublandlord and Master Landlord as an additional insured in any policy of insurance carried by Subtenant in connection with this Sublease and shall provide Sublandlord with certificates of insurance upon Sublandlord's request.

     17.     DEFAULT:  Subtenant shall be in material default of its obligations
             -------
under  this  Sublease  if  any  of  the  following  events  occur:

          A. Subtenant fails to pay any Rent when due, when such failure continues for three (3) days after such sum becomes due; or

          B. Subtenant fails to perform any term, covenant or condition of this Sublease (except those requiring payment of Rent) and fails to cure such breach within ten (10) days after delivery of a written notice specifying the nature of the breach; provided, however, that if more than ten (10) days are reasonably required to remedy the failure, then Subtenant shall not be in default if Subtenant commences the cure within the ten (10) day period and thereafter completes the cure within thirty (30) days after the date of the notice; or

          C. Subtenant makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Subtenant'' property or any property essential to the conduct of its business; or

          D.     Subtenant  abandons  the  Subleased  Premises;  or

          E. Subtenant commits any other act or omission which constitutes a default under the master Lease, which has not been cured after delivery of any written notice required and passage of one-half (1/2) of any applicable grace period provided in the master Lease as modified, if at all, by the provisions of this Sublease.

     18.     REMEDIES:  In  the  event  of any default by Subtenant, Sublandlord
             --------
shall have all remedies provided to the "Landlord" in the Master Lease as if an event of default had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Sublandlord may resort to its remedies cumulatively or in the alternative.

     19.     SURRENDER:   On  or  before  the  Expiration  Date  or  any  sooner
             ---------
termination of this Sublease, Subtenant shall remove all of its trade fixtures, personal property and all alterations constructed by Subtenant in the Subleased Premises which are required to be removed under the terms of this Sublease and shall surrender the Subleased Premises to Sublandlord in (a) good condition, order and repair, reasonable wear and tear excepted and (b) free of Hazardous Materials used, stored, handled, manufactured, transported, released, discharged, emitted or disposed of by Subtenant or its agents, employees, contractors or invitees. Subtenant shall repair any damage to the Subleased Premises caused by Subtenant's removal of its personal property, furnishings and equipment. If the Subleased Premises are not so surrendered, then Subtenant shall be liable to Sublandlord for all costs incurred by Sublandlord in returning the Subleased Premises to the required conditions, plus interest thereon at the Interest Rate.

     20.     BROKER:  Sublandlord and Subtenant each represent to the other that
             ------
they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction. Subtenant agrees to indemnify and hold Sublandlord harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of Subtenant's actions or dealings with such other agent, broker, salesman, or finder.

     21.     NOTICES:  Unless  at  least  five (5) days' prior written notice is
             -------
given in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. All notices, demands or communications in connection with this Sublease shall be properly addressed and delivered as follows: (a) personally delivered; or (b) submitted to an overnight courier service, charges prepaid; or (c) deposited in the mail (certified, return-receipt requested, and postage prepaid). Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being so submitted to an overnight courier service and three (3) business days after deposit in the United States mail, if mailed as set forth above. All notices given to Master Landlord under the Master Lease shall be considered received only when delivered in accordance with the Master Lease.

     22.     OTHER  SUBLEASE  TERMS:
             ----------------------

          A.     INCORPORATION  BY  REFERENCE.  Except  as  set  forth below and
                 ----------------------------
except as the otherwise provided in this Sublease, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that:
(i) each reference in such incorporated sections to "Lease" shall be deemed a reference to this "Sublease"' (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to the "Subleased Premises"'
(iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublandlord" and "Subtenant", respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, utilities, electricity, repairs (or damage caused by Master Landlord), restoration, insurance, indemnities, reimbursements, representations, warranties or the performance of any other obligation of master Landlord under the master Lease, whether or not incorporated herein, the sole obligation of Sublandlord shall be to request the same in writing from master Landlord as and when requested to do so by Subtenant, and to use Sublandlord's reasonable efforts (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain master Landlord's performance; (v) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to "Tenant" a specified number of days to perform its obligations under the master Lease, except as otherwise provided herein, Subtenant shall have five (5) fewer days to perform the obligation, including without limitation, curing any defaults; (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such approval must be obtained from both Master Landlord and Sublandlord, and Sublandlord's withholding of approval shall in all events be deemed reasonable if for any reason master Landlord's approval is not obtained; (vii) in any case where the "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Master Landlord and Sublandlord;
(viii) in any case where "Tenant" is to indemnify, release or waive claims against "Landlord", such indemnity, release or waiver shall be deemed to run from Subtenant to both Master Landlord and Sublanlord; (ix) in any case where "Tenant" is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; and (x) the following modifications shall be made to the master Lease as incorporated herein:

               (a) the following provisions of the Master Lease are not incorporated herein: the Recitals, Paragraphs 2(b), 3(a), Schedules F, H, N, O, and K; and

               (b) references to "Landlord" in the following provisions shall mean "Master Landlord" only (subject, however, to clauses (iv) through (ix) of the introductory language to this Paragraph 22.A): Paragraphs 8, 11, 18.

          B.     ASSUMPTION  OF  OBLIGATIONS.  This Sublease is and at all times
                 ---------------------------
shall be subject and subordinate to the master Lease and the rights of master Landlord thereunder. Subtenant hereby expressly assumes and agrees: (i) to comply with all provisions of the master lease which are assumed by Subtenant hereunder; and (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease with respect to the Subleased Premises during the term of this Sublease. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination without any liability of Sublandlord to Subtenant. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublandlord and Subtenant, the provisions of this sublease shall control.

     23.     RIGHT  TO  CONTEST:  If  Sublandlord  does  not  have  the right to
             ------------------
contest any matter in the Master Lease due to expiration of any time limit that may be set forth therein or for any other reason, then notwithstanding any incorporation of any such provision from the Master Lease in this Sublease, Subtenant shall also not have the right to contest any such matter.

     24.     COVENANT OF QUIET ENJOYMENT:  Subtenant peacefully shall have, hold
             ---------------------------
and enjoy te Subleased Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Rent imposed hereunder and otherwise performs all of Subtenant's covenants and agreements contained herein.

     25.     CONDITIONS  PRECEDENT:  Notwithstanding anything to the contrary in
             ---------------------
this Sublease, this Sublease and Sublandlord's and Subtenant's obligations hereunder are conditioned upon Sublandlord's receipt of the written consent of master Landlord to this Sublease in form and substance satisfactory to Sublandlord. If Sublandlord does not receive such consent within thirty (30) days after execution of this Sublease by Sublandlord, then Sublandlord may terminate this Sublease by giving Subtenant written notice thereof, and upon such termination, Sublandlord shall return to Subtenant its payment of the first month's Base Rent paid by Subtenant pursuant to Paragraph 4 hereof and the Security Deposit.

     26.     CHOICE  OF LAW:  SEVERABILITY:  This Sublease shall in all respects
             -----------------------------
be governed by and construed in accordance with the laws of the State of California. If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

     27.     AMENDMENT:  This  Sublease may not be amended except by the written
             ---------
agreement  of  all  parties  hereto.

     28.     ATTORNEYS'  FEES:  If  either  party  brings  any  action  or legal
             ----------------
proceeding with respect to this Sublease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, experts' fees, and court costs. If either party becomes the subject of any bankruptcy or insolvency proceeding, then the other party shall be entitled to recover all reasonable attorneys' fees, experts' fees, and other costs incurred by that party in protecting its rights hereunder and in obtaining any other relief as a consequence of such proceeding.

     29.     WAIVER:  If  either Sublandlord or Subtenant waives the performance
             ------
of any term, covenant or condition contained in this Sublease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Sublease. The acceptance of Rent by Sublandlord shall not constitute a waiver of any preceding breach of Subtenant of any term, covenant or condition of this Sublease regardless of Sublandlord's knowledge of such preceding breach oat the time Sublandlord accepted such Rent. Failure by Sublandlord to enforce any of the terms, covenants or conditions of the Sublease for any length of time shall not be deemed to waive or decrease the right of Sublandlord to insist thereafter upon strict performance by Subtenant. Waiver by Sublandlord of any term, covenant or condition contained in this Sublease may only be made by a written document signed by Sublandlord, based upon full knowledge of the circumstances.

     30.     NO  DRAFTING  PRESUMPTION:  The  parties  acknowledge  that  this
             -------------------------
Sublease has been agreed to by both the parties, that both Sublandlord and Subtenant have had the opportunity to consult with attorneys with respect to the terms of this Sublease and that no presumption shall be created against Sublandlord because Sublandlord drafted this Sublease. Except as otherwise specifically set forth in this Sublease, with respect to any consent, determination or estimation of Sublandlord required or allowed in this Sublease or requested of Sublandlord, Sublandlord's consent, determination or estimation shall be given or made solely by Sublandlord in Sublandlord's good faith opinion, whether or not objectively reasonable. If Sublandlord fails to respond to any request for its consent within the time period, if any, specified in this Sublease, Sublandlord shall be deemed to have disapproved such request.

     31.     AUTHORITY TO EXECUTE:  Subtenant and Sublandlord each represent and
             --------------------
warrant to the other that each person executing this Sublease on behalf of each party is duly authorized to execute and deliver this Sublease on behalf of that party.

     32.     COUNTERPARTS:  This  Sublease  may  be  executed in one (1) or more
             ------------
counterparts each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Signature copies may be detached from the counterparts and attached to a single copy of this Sublease physically to form one (1) document.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.


SUBLANDLORD:                                  SUBTENANT:

Summit  Microelectronics,  Inc.               Photoloft,  Inc.,
A  California  corporation                    a  __________  corporation

By:  _______________________________          By:  _____________________________
Print Name:  _______________________          Print Name:  _____________________
Title:  ____________________________          Title:  __________________________

By:  _______________________________          By:  _____________________________
Print Name:  _______________________          Print Name:  _____________________
Title:  ____________________________          Title:  __________________________

                               CONSENT TO SUBLEASE
                               -------------------

     Master Landlord hereby acknowledges receipt of a copy of this Sublease and consents to the terms and conditions of this Sublease. By this consent, master Landlord shall not be deemed in any way to have entered into the Sublease or to have consented to any further assignment or sublease. Master Landlord, however, agrees that the Subrogation Waiver set forth in the master Lease shall also apply to Subtenant as well as to Sublandlord.

          MASTER  LANDLORD:

          The  Manufacturers  Life
          Insurance  Company

          By:  _______________________________
          Its: _______________________________
          Dated:  ____________________________